                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)  FEBRUARY 14, 1994
                                                        -----------------

                               CIGNA CORPORATION
             (Exact name of registrant as specified in its charter)



         DELAWARE                     1-8323              06-1059331
         --------                     ------              ----------
(State or other jurisdiction       (Commission           (IRS Employer
    of incorporation)             File Number)        Identification No.)



           ONE LIBERTY PLACE, 1650 MARKET STREET, P.O. BOX 7716
                   PHILADELPHIA, PENNSYLVANIA          19192-1550
           ------------------------------------------------------
           (Address of principal executive offices)    (Zip Code)



               Registrant's telephone number, including area code


                                 (215) 761-1000
                                 --------------



                                 NOT APPLICABLE
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

     On February 14, 1994, the registrant issued a press release, a copy of which is filed as Exhibit 21 hereto and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits accompanying this report are listed in the Index to Exhibits below.





     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              CIGNA CORPORATION


Date: February 14, 1994                       By: /s/ Gary A. Swords
                                                 ---------------------------
                                                  Gary A. Swords
                                                  Vice President and
                                                  Chief Accounting Officer






                               Index to Exhibits


                                        Method of          Sequential
Number      Description                 Filing             Page No.
- ------      -----------                 ----------         -----------
21          CIGNA Corporation           Filed herewith.
            press release dated
            February 14, 1994





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